Exhibit 99.1

Cyxtera Takes Next Step to Implement Restructuring Support Agreement

Initiates Pre-Arranged Chapter 11 Process with Substantial Support from Lenders to Facilitate Comprehensive Balance Sheet Restructuring as the Company Executes Growth Strategy

Obtains Commitment for $200 Million in New Financing to Support Ongoing Operations and Continue Meeting Customer Demand for Global Data Center Platform

MIAMI – June 4, 2023 – Cyxtera (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today announced that, pursuant to the previously disclosed Restructuring Support Agreement (“RSA”) it reached with certain of its lenders holding over two-thirds of its outstanding term loan, the Company and certain of its subsidiaries have initiated a pre-arranged court-supervised process under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey. Cyxtera expects to use the Chapter 11 process to strengthen the Company’s financial position, meaningfully deleverage its balance sheet and facilitate the business’s long-term success.

Cyxtera is continuing to operate its unique global platform of highly interconnected data centers normally and without interruption. Customers also continue to have access to their Cyxtera data center sites and equipment as usual. In addition, Cyxtera’s unwavering focus on providing high-quality services that help its customers around the world transform and scale their businesses remains the same.

Nelson Fonseca, Cyxtera’s Chief Executive Officer, said, “We have thoroughly evaluated options to enhance value for the Company and our stakeholders. Together with our Lenders, we determined that initiating this process is the best path forward for Cyxtera and our stakeholders as we pursue new opportunities for growth. We appreciate the significant support from our Lenders, which will enable us to move through this process as quickly as possible. We are confident these steps will enable us to position our business for the long term as we continue serving our customers with innovative services and the highest levels of support.”

Mr. Fonseca continued, “Our recent business momentum and the high demand for our global data center platform are a testament to the hard work and commitment of our team, as well as to the continued support of our customers and business partners. We look forward to emerging from this process as a stronger organization with additional financial flexibility to drive Cyxtera’s next phase of growth.”

Cyxtera has received a commitment for $200 million in debtor-in-possession financing from certain of the term lenders, which is convertible into an exit facility upon the Company’s emergence from the court-supervised process. This new financing is expected to provide sufficient liquidity to support Cyxtera during this process and beyond.

As Cyxtera moves through the court-supervised process, it is continuing to pursue a potential sale of the business or a significant investment from a new investor.

The Company has filed a number of customary motions with the Court seeking authorization to support its operations, including the payment of employee wages, salaries and benefits without interruption. The Company expects to receive court approval for these requests shortly. The Company intends to pay vendors and suppliers in full for goods and services provided on or after the filing date. Cyxtera is continuing to evaluate its data center footprint, consistent with its commitment to optimizing operations.

The Company’s subsidiaries in Germany, Singapore and the United Kingdom are not included in the court-supervised process.

Additional information regarding the Company’s court-supervised process is available at www.CyxteraRestructuring.com. Court filings and other information related to the proceedings are available on a separate website administrated by the Company’s claims agent, KCC, at www.kccllc.net/cyxtera; by calling KCC toll-free at (877) 726-6510, or (424) 236-7250 for calls originating outside of the U.S. or Canada; or by emailing KCC at cyxterainfo@kccllc.com.

Kirkland & Ellis LLP is serving as legal counsel to Cyxtera, Guggenheim Securities, LLC is serving as financial advisor and AlixPartners, LLP is serving as restructuring advisor.

About Cyxtera

Cyxtera is a global leader in colocation and interconnection services, with a footprint of more than 60 data centers in over 30 markets. With IT infrastructure becoming increasingly hybrid, complex, and distributed, Cyxtera continues to expand its portfolio beyond space and power to deliver more cloud-like and flexible infrastructure solutions across its global data center platform and robust partner ecosystem. Today, Cyxtera provides more than 2,300 enterprise and government customers with the technology solutions they need to scale faster, achieve financial goals, and gain a competitive advantage. For more information, please visit www.cyxtera.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and conditions (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, risks and uncertainties relating to Cyxtera’s Chapter 11 cases (the “Chapter 11 Case”), including, but not limited to, Cyxtera’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case, the effects of the Chapter 11 Case on Cyxtera and on the interests of various creditors, stockholders and other constituents; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under the Chapter 11 Case; risks associated with third-party motions in the Chapter 11 Case; the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the reorganization; Cyxtera’s ability to finalize and enter into a debtor-in-possession financing facility on satisfactory terms, if at all, and to satisfy the conditions to which such financing is subject, which may not be satisfied for various reasons, including for reasons outside of Cyxtera’s control; uncertainty associated with evaluating and completing any strategic or financial alternative as well as Cyxtera’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the impact of any challenge by creditors or other parties to previously completed transactions; the consequences of the acceleration of the Company’s debt obligations; trading price and volatility of the Company’s Class A common stock and its ability to remain listed on the Nasdaq Stock Market; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the “Risk Factors” disclosed in Cyxtera’s filings with the SEC from time to time. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.

Media Inquiries

Janice Clayton

press@cyxtera.com

Aaron Palash / Meaghan Repko / Aura Reinhard / Rose Temple

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investor Inquiries

Kwang Edeker

IR@cyxtera.com